Third Addendum
To
Subscription Agreement Dated November 15, 2009 (the “Agreement”),
the Addendum thereto dated February 12th 2010 (the “Addendum”), the Amended and Restated Promissory Note (the “Note”), and the
Second Addendum (the “Second Addendum”) all attached hereto as
Exhibits.

This Third Addendum is entered into on September 24, 2010 by and between Glen Rose Petroleum Corporation (“GLRP”) and World-Link Partners, LLC (“World-Link”) all jointly referred to herein as the (“Parties”).

WITNESSETH :

1.
The Parties to this Third Addendum do hereby agree to alter the terms and conditions to the Agreement, the Addendum and the Note as to extending the due date on the Note and all other obligations relating thereto until March 31, 2011 (the “Payment Date”).

2.
The Parties to this Third Addendum do hereby agree and affirm that all other terms and conditions of the Agreement, the Addendum and Note remain in full force and effect and are altered only as to the Payment Date.

3.	This Third Addendum shall be governed and construed in accordance with the Laws of the State of Delaware without regard to the conflicts of law rules thereof.

4.	This Third Addedum may be executed by facsimile and/or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same.

5.	This Third Addendum and the Exhibits hereto constitue the entire agreement.

6.	The Parties agree that the representations, warranties, covenants and agreements of the Agreement, Addendum, Second Addendum and the Note shall survive the execution of this Third Addendum.

7.
The Parties acknowledge that they have had the opportiunity to consult with counsel in connection with the transactions contemplated by this Third Addendum. This Third Addendum has been entered into after full investigation.

IN WITNESS WHEREOF, each of the parties hereto has caused this Second Addendum to be signed on its behalf by its duly authorized officers, all as of the day and year first above written.

Glen Rose Petroleum Corporation

By:	/s/ Andrew Taylor Kimmins
Andrew Taylor Kimmins, President

World Link Partners, LLC

By:	/s/ W. Scott Smith
W. Scott Smith, Managing Member

Exhibit One

Subscription Agreement Dated November 15, 2009 (the “Agreement”)

Exhibit Two

the Addendum thereto dated February 12th 2010 (the “Addendum”)

Addendum
to
Subscription Agreement Dated November 15, 2009 (the “Agreement”) Attached under Exhibit ‘A’ and Amended and Restated Promissory Note attached under Exhibit B.

This Addendum is entered into on the 12th day of February 2010 by and between Glen Rose Petroleum Corporation (“GLRP”) and World-Link Partners, LLC (“World-Link”) (all herein jointly referred to as the “Parties”).

WITNESSETH:

The Parties to this Addendum do hereby agree to alter the terms and conditions the Agreement as follows:-

1.
The First and Second Notes. The Parties herby agree that the First and Second Notes entered into under the Agreement will be replaced by the Amended and Restated Promissory Note attached under Exhibit B.

2.	$12,500 Payment. Upon execution of this Addendum and the Amended and Restated Promissory Note by GLRP World-Link will immediately transfer the sum of $12,500.00 (twelve thousand five hundred Dollars).

3.
Shares and Warrants.    GLRP agrees that immediately upon execution of this Addendum, Amended and Restated Promissory Note and receipt of $12,500.00 (twelve thousand five hundred Dollars), as detailed in Clause 2 of this Addendum, it will immediately issue all shares of common stock and warrants due to World-Link under the Agreement.

4.	Validity and Forbearance. The Parties agree that save as the changes made under Clauses 1, 2 and 3 of this Addendum all other terms and conditions of the Agreement remain in force and effect.

3.	Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the conflicts of laws rules thereof.

4.
Counterparts. This Agreement may be executed by facsimile and/or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5.
Headings. The headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.

6.
Entire Agreement. This Agreement (and the Exhibits hereto) and the other documents delivered pursuant hereto and referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no agreements, representations, warranties or covenants other than those expressly set forth herein or therein. This Agreement (and the Exhibits hereto) supersede all prior agreements and understandings between the parties with respect to such subject matter other than the unaffected clauses of the Agreement.

7.	Assignment. This Agreement shall not be assigned by operation of Law or otherwise.

8.
Jurisdiction and Venue. The parties hereto agree that any suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in the state or federal courts in Shreveport, Louisiana. Each party waives any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

10.	Representations & Warranties. The representations, warranties, covenants and agreements shall survive the Closing.

11.
Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, shall be paid by the Party incurring such expenses other than those described in Clause C. above.

12.
Notification of Certain Matters. Each Party shall give prompt notice to the other Party(ies) of the occurrence or nonoccurrence of any event whose occurrence or non-occurrence is reasonably expected to cause not to be satisfied any of the conditions precedent set forth in this Addendum;

13.
Construction. This Agreement is to be deemed to have been prepared jointly by the parties hereto after arms-length negotiations, and any uncertainty or ambiguity existing herein shall not be interpreted against any party, but according to the application of the rules of interpretation of contracts.

14.
Opportunity to Consult With Counsel. The parties acknowledge that they have had the opportunity to consult with counsel in connection with the transactions contemplated by this Agreement. This Agreement has been entered into after full investigation.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed on its behalf by its duly authorized officers, all as of the day and year first above written.

Glen Rose Petroleum Corporation

By:	/s/ Andrew Taylor-Kimmins
Andrew Taylor-Kimmins President

World-Link Partners, LLC

By:	/s/ C. Scott Smith
C. Scott Smith Managing Member

EXHIBIT A

Subscription Agreement Executed November 15, 2009

EXHIBIT B

Amended and Restated Note Dated February 12, 2010

Exhibit Three

the Amended and Restated Promissory Note (the “Note”)

AMENDED AND RESTATED PROMISSORY NOTE

Amount: $37,500.00	Dated: February 12, 2010

FOR VALUE RECEIVED, the undersigned, World-Link Partners, LLC a limited liability company organized in the State of Delaware having an office at 3141 Jasmine Drive, Del Ray Beach, FL 33483 (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of Glen Rose Petroleum Corporation, a company with an office at 4925 Greenville Avenue, Dallas Texas 75109 (the “Lender”), the principal sum of THIRTY SEVEN THOUSAND FIVE DOLLARS ($37,500.00), payable in lawful tender of the United States, on Marsh 30, 2010.

The Borrower further promises to pay interest on the outstanding principal amount of this Promissory Note from the date hereof until repaid in full at a rate equal at all times to eight percent (8%) per annum, compounded monthly. All computations of interest shall be made on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable.

All payments hereunder shall be made in lawful money of the United States of America to the Lender, at Lenders’ address set forth above, or at such other place or to such account as the Lender from time to time shall designate in a written notice to the Borrower. Whenever any payment hereunder shall be stated to be due, or whenever any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made or such other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, “Business Day” means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are otherwise open for business in New York, New York.

Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Promissory Note, together with all fees, charges and other payments which arc treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate, the Borrower shall not be obligated to pay, and the Lender shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Lender in connection with this Promissory Note under applicable law.

The Borrower may prepay the outstanding amount hereof in whole or in part at any time, without premium or penalty. Together with any such prepayment the Borrower shall pay accrued interest on the amount prepaid.

The Borrower represents and warrants to the Lender that this Promissory Note does not contravene any contractual or judicial restriction binding on or affecting the Borrower and that this Promissory Note is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditor’s rights or by general equitable principles. The occurrence of any of the following shall constitute an “Event of Default” under this Promissory Note:

a.	the failure to make any payment of any amount payable under this Promissory Note when due;

b.	the breach of any other condition or obligation under this Promissory Note;

c.
the filing of a petition by or against the Borrower under any provision of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar law relating to bankruptcy, insolvency or other relief for debtors; or appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of the Borrower; or the insolvency of the Borrower; or the making of a general assignment for the benefit of creditors by the Borrower, or

d.
the breach by Borrower or the managing Member of the Borrower of any representation, warranty or covenant contained in the letter agreement among Borrower and Lender, dated as of the date hereof (the “Letter Agreement”).

Upon the occurrence of any Event of Default, the unpaid principal amount of this Promissory Note, together with all interest accrued and unpaid hereon and all other amounts payable hereunder shall automatically become immediately due and payable, without presentment, demand, protest or notice of any land. Borrower hereby waives presentment, demand for payment, protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Promissory Note.

This Note is secured by collateral pursuant to a Security Agreement. An Event of Default under this Note is an Event of Default under said Security Agreement. The Borrower agrees to pay, on demand, all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) which the Lender incurs in connection with enforcement or attempted enforcement of this Promissory Note, or the protection or preservation of the Lender’s rights under this Promissory Note, whether by judicial proceedings or otherwise.

Borrower represents and warrants to Lender that:

a.	Borrower is a Delaware limited liability company duly organized and validly existing and in good standing under the laws of Delaware; and

b.
Borrower has full power and authority to enter into this Promissory Note and to consummate the transaction contemplated hereby. This Promissory Note shall be binding on the Borrower and its successors and assigns and shall be binding upon and inure to the benefit of the Lender, any future holder of this Promissory Note and their respective successors and assigns.

Borrower may not assign or otherwise transfer any of its obligations under this Promissory Note without the prior written consent of Lender. No provision of this Promissory Note may be amended, waived or modified except by written agreements of the Lender and Borrower.

If any term or provision of this Promissory Note is held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof will in no way be affected thereby. Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Promissory Note shall be effective unless in writing and signed by Lender, and if so given by Lender, shall be effective only in the specific instance in which given. Borrower acknowledges that this Promissory Note and Borrower’s obligations under this Promissory Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Promissory Note and the obligations of Borrower under this Promissory Note. Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Promissory Note or Borrower’s obligations hereunder.

This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.

BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS PROMISSORY NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN THE COUNTY OF NEW YORK OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS PROMISSORY NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT.

BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO ITS ADDRESS SET FORTH ABOVE OR SUCH OTHER ADDRESS THAT BORROWER SHALL HAVE NOTIFIED LENDER IN WRITING OR ANY METHOD AUTHORIZED BY THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PROMISSORY NOTE.

IN WITNESS WHEREOF Borrower has duly executed this Note the day and year first above written.

World-Link Partners, LLC

By:	/s/ W. Scott Smith
W. Scott Smith
Managing Member World-Link Partners, LLC

Addendum
to
Subscription Agreement Dated November 15, 2009 (the “Agreement”) attached under Exhibit ‘A’ and Amended and Restated Promissory Note attached under Exhibit B.

This Addendum is entered into on the 12th day of February 2010 by and between Glen Rose Petroleum Corporation (“GLRP”) and World-Link Partners, LLC (“World-Link”) (all herein jointly referred to as the “Parties”).

WITNESSETH:

The Parties to this Addendum do hereby agree to alter the terms and conditions the Agreement as follows:-

1.
The First and Second Notes. The Parties herby agree that the First and Second Notes entered into under the Agreement will be replaced by the Amended and Restated Promissory Note attached under Exhibit B.

2.	$12,500 Payment. Upon execution of this Addendum and the Amended and Restated Promissory Note by GLRP World-Link will immediately transfer the sum of $12,500.00 (twelve thousand five hundred Dollars).

3.
Shares and Warrants.    GLRP agrees that immediately upon execution of this Addendum, Amended and Restated Promissory Note and receipt of $12,500.00 (twelve thousand five hundred Dollars), as detailed in Clause 2 of this Addendum, it will immediately issue all shares of common stock and warrants due to World-Link under the Agreement.

4.	Validity and Forbearance. The Parties agree that save as the changes made under Clauses 1, 2 and 3 of this Addendum all other terms and conditions of the Agreement remain in force and effect.

3.	Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the conflicts of laws rules thereof.

4.
Counterparts. This Agreement may be executed by facsimile and/or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5.
Headings. The headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.

6.
Entire Agreement. This Agreement (and the Exhibits hereto) and the other documents delivered pursuant hereto and referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no agreements, representations, warranties or covenants other than those expressly set forth herein or therein. This Agreement (and the Exhibits hereto) supersede all prior agreements and understandings between the parties with respect to such subject matter other than the unaffected clauses of the Agreement.

7.	Assignment. This Agreement shall not be assigned by operation of Law or otherwise.

8.
Jurisdiction and Venue. The parties hereto agree that any suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in the state or federal courts in Shreveport, Louisiana. Each party waives any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

10.	Representations & Warranties. The representations, warranties, covenants and agreements shall survive the Closing.

11.
Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, shall be paid by the Party incurring such expenses other than those described in Clause C. above.

12.
Notification of Certain Matters. Each Party shall give prompt notice to the other Party(ies) of the occurrence or nonoccurrence of any event whose occurrence or non-occurrence is reasonably expected to cause not to be satisfied any of the conditions precedent set forth in this Addendum;

13.
Construction. This Agreement is to be deemed to have been prepared jointly by the parties hereto after arms-length negotiations, and any uncertainty or ambiguity existing herein shall not be interpreted against any party, but according to the application of the rules of interpretation of contracts.

14.
Opportunity to Consult With Counsel. The parties acknowledge that they have had the opportunity to consult with counsel in connection with the transactions contemplated by this Agreement. This Agreement has been entered into after full investigation.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed on its behalf by its duly authorized officers, all as of the day and year first above written.

Glen Rose Petroleum Corporation

By:	/s/ Andrew Taylor-Kimmins
Andrew Taylor-Kimmins President

World-Link partners, LLC

By:	/s/ W. Scott Smith
W. Scott Smith Managing Member

EXHIBIT A

Subscription Agreement Executed November 15, 2009

Exhibit Four

Second Addendum (the “Second Addendum”)

Second Addendum
To
Subscription Agreement Dated November 15, 2009 (the “Agreement”), the
Addendum thereto dated February 12th 2010 (the “Addendum”) and the Amended and Restated Promissory Note (the “Note”), all attached hereto as Exhibits.

This Second Addendum is entered into on March 27th 2010 by and between Glen Rose Petroleum Corporation (“GLRP”) and World-Link Partners, LLC (“World-Link”) (all jointly referred to herein as the (“Parties”).

WITNESSETH:

1.
The Parties to this Second Addendum do hereby agree to alter the terms and conditions to the Agreement, the Addendum and the Note as to extending the due date on the Note and all other obligations relating thereto until September 30, 2010 (the “Payment Date”).

2.
The Parties to this Second Addendum do hereby agree and affirm that all other terms and conditions of the Agreement, the Addendum and Note remain in full force and effect and are altered only as to the Payment Date.

3.	This Second Addendum shall be governed and construed in accordance with the Laws of the State of Delaware without regard to the conflicts of law rules thereof.

4.	This Second Addedum may be executed by facsimile and/or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same.

5.	This Second Addendum and the Exhibits hereto constitue the entire agreement.

1

6.	The Parties agree that the representations, warranties, covenants and agreements of the Agreement, Addendum and the Note shall survive the execution of this Second Addendum.

7.
The Parties acknowledge that they have had the opportiunity to consult with counsel in connection with the transactions contemplated by this Second Addendum. This Second Addendum has been entered into after full investigation.

IN WITNESS WHEREOF, each of the parties hereto has caused this Second Addendum to be signed on its behalf by its duly authorized officers, all as of the day and year first above written.

Glen Rose Petroleum Corporation

By:	/s/ Andrew Taylor Kimmins
Andrew Taylor Kimmins, President

World Link Partners, LLC

By:	/s/ W. Scott Smith
W. Scott Smith, Managing Member

2